SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 25, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-15A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-63602-05               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-15A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of September 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On October 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  October 30, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       132,087,000.00     132,087,000.00     3,298,905.66    632,916.88    3,931,822.54      0.00        0.00     128,788,094.34
IIA1      250,000,000.00     250,000,000.00     1,240,205.59  1,354,166.67    2,594,372.26      0.00        0.00     248,759,794.41
IIA2      191,995,000.00     191,995,000.00       952,453.09    919,976.04    1,872,429.13      0.00        0.00     191,042,546.91
IIIA1      44,959,000.00      44,959,000.00       198,517.11    174,965.44      373,482.55      0.00        0.00      44,760,482.89
IIIA2      29,972,000.00      29,972,000.00       132,341.80    131,127.50      263,469.30      0.00        0.00      29,839,658.20
IIIA3      32,115,000.00      32,115,000.00       141,804.24    163,251.25      305,055.49      0.00        0.00      31,973,195.76
IVA1       56,720,000.00      56,720,000.00       200,636.85    283,600.00      484,236.85      0.00        0.00      56,519,363.15
VA1       236,794,000.00     236,794,000.00     2,752,336.48    943,820.67    3,696,157.15      0.00        0.00     234,041,663.52
B1         28,210,000.00      28,210,000.00        14,246.45    158,918.92      173,165.37      0.00        0.00      28,195,753.55
B2          5,128,000.00       5,128,000.00         2,589.71     28,888.20       31,477.91      0.00        0.00       5,125,410.29
B3          8,717,000.00       8,717,000.00         4,402.21     49,106.57       53,508.78      0.00        0.00       8,712,597.79
B4          3,076,000.00       3,076,000.00         1,553.42     17,328.42       18,881.84      0.00        0.00       3,074,446.58
B5          3,076,000.00       3,076,000.00         1,553.42     17,328.42       18,881.84      0.00        0.00       3,074,446.58
B6          3,092,120.00       3,092,120.00         1,561.53     17,419.23       18,980.76      0.00        0.00       3,090,558.47
R                 100.00             100.00           100.00          0.48          100.48      0.00        0.00               0.00
TOTALS  1,025,941,220.00   1,025,941,220.00     8,943,207.56  4,892,814.69   13,836,022.25      0.00        0.00   1,016,998,012.44

IA2        30,269,113.00      30,269,113.00             0.00    145,039.50      145,039.50      0.00        0.00      29,512,106.26
IIA3      441,995,000.00     441,995,000.00             0.00    329,564.36      329,564.36      0.00        0.00     439,802,341.33
IIIA4     107,046,000.00     107,046,000.00             0.00    149,313.67      149,313.67      0.00        0.00     106,573,336.85
IVA2       11,740,524.00      11,740,524.00             0.00     58,702.62       58,702.62      0.00        0.00      11,740,524.00
VA2       236,794,000.00     236,794,000.00             0.00    195,355.05      195,355.05      0.00        0.00     234,041,663.52
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RKR7     1,000.00000000      24.97524859  4.79166670    29.76691529     975.02475141      IA1       5.750000 %
IIA1     86358RKT3     1,000.00000000       4.96082236  5.41666668    10.37748904     995.03917764      IIA1      6.500000 %
IIA2     86358RKU0     1,000.00000000       4.96082237  4.79166666     9.75248902     995.03917763      IIA2      5.750000 %
IIIA1    86358RKW6     1,000.00000000       4.41551436  3.89166663     8.30718099     995.58448564      IIIA1     4.670000 %
IIIA2    86358RKX4     1,000.00000000       4.41551448  4.37500000     8.79051448     995.58448552      IIIA2     5.250000 %
IIIA3    86358RKY2     1,000.00000000       4.41551425  5.08333333     9.49884758     995.58448575      IIIA3     6.100000 %
IVA1     86358RLA3     1,000.00000000       3.53732105  5.00000000     8.53732105     996.46267895      IVA1      6.000000 %
VA1      86358RLC9     1,000.00000000      11.62333708  3.98583017    15.60916725     988.37666292      VA1       4.782996 %
B1       86358RLE5     1,000.00000000       0.50501418  5.63342503     6.13843921     999.49498582      B1        6.760110 %
B2       86358RLF2     1,000.00000000       0.50501365  5.63342434     6.13843799     999.49498635      B2        6.760110 %
B3       86358RLG0     1,000.00000000       0.50501434  5.63342549     6.13843983     999.49498566      B3        6.760110 %
B4       N/A           1,000.00000000       0.50501300  5.63342653     6.13843953     999.49498700      B4        6.760110 %
B5       N/A           1,000.00000000       0.50501300  5.63342653     6.13843953     999.49498700      B5        6.760110 %
B6       N/A           1,000.00000000       0.50500304  5.63342626     6.13842930     999.49499696      B6        6.760110 %
R        86358RLH8     1,000.00000000   1,000.00000000  4.80000000 1,004.80000000       0.00000000      R         5.750000 %
TOTALS                 1,000.00000000       8.71707597  4.76909846    13.48617443     991.28292403

IA2      86358RKS5     1,000.00000000       0.00000000  4.79166667     4.79166667     974.99078549      IA2       5.750000 %
IIA3     86358RKV8     1,000.00000000       0.00000000  0.74562916     0.74562916     995.03917766      IIA3      0.894755 %
IIIA4    86358RKZ9     1,000.00000000       0.00000000  1.39485520     1.39485520     995.58448564      IIIA4     1.673826 %
IVA2     86358RLB1     1,000.00000000       0.00000000  5.00000000     5.00000000   1,000.00000000      IVA2      6.000000 %
VA2      86358RLD7     1,000.00000000       0.00000000  0.82500000     0.82500000     988.37666292      VA2       0.990000 %
----------------------------------------------------------------------------------------------------   ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                   Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         Email: karen.schluter@chase.com
                     ---------------------------------------

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001

Total Scheduled Principal Amounts                                                       518,118.20
        Group 1 Scheduled Principal Amounts                                              95,169,07
        Group 2 Scheduled Principal Amounts                                             232,090.92
        Group 3 Scheduled Principal Amounts                                              15,832.55
        Group 4 Scheduled Principal Amounts                                              10,498.36
        Group 5 Scheduled Principal Amounts                                             164,527.30

Total Unscheduled Principal Amounts                                                   8,425,089.39
        Group 1 Unscheduled Principal Amounts                                         3,208,595.55
        Group 2 Unscheduled Principal Amounts                                         1,972,172.30
        Group 3 Unscheduled Principal Amounts                                           457,622.26
        Group 4 Unscheduled Principal Amounts                                           190,663.54
        Group 5 Unscheduled Principal Amounts                                         2,596,035.74

Total Net Liquidation Proceeds                                                                0.00
        Group 1 Net Liquidation Proceeds                                                      0.00
        Group 2 Net Liquidation Proceeds                                                      0.00
        Group 3 Net Liquidation Proceeds                                                      0.00
        Group 4 Net Liquidation Proceeds                                                      0.00
        Group 5 Net Liquidation Proceeds                                                      0.00

Total Insurance Proceeds                                                                      0.00
        Group 1 Insurance Proceeds                                                            0.00
        Group 2 Insurance Proceeds                                                            0.00
        Group 3 Insurance Proceeds                                                            0.00
        Group 4 Insurance Proceeds                                                            0.00
        Group 5 Insurance Proceeds                                                            0.00

Aggregate  Advances                                                                           0.00
        Group 1  Aggregate  Advances                                                          0.00
        Group 2 Aggregate  Advances                                                           0.00
        Group 3 Aggregate  Advances                                                           0.00
        Group 4 Aggregate  Advances                                                           0.00
        Group 5 Aggregate  Advances                                                           0.00

Ending Principal Balance                                                          1,016,998,012.88
        Group 1 Ending Principal Balance                                            135,736,074.52
        Group 2 Ending Principal Balance                                            463,053,635.56
        Group 3 Ending Principal Balance                                            112,206,805.33
        Group 4 Ending Principal Balance                                             59,504,905.48
        Group 5 Ending Principal Balance                                            246,496,591.99

Current Period Realized Losses                                                                0.00
        Group 1 Current Period Realized Losses                                                0.00
        Group 2 Current Period Realized Losses                                                0.00
        Group 3 Current Period Realized Losses                                                0.00
        Group 4 Current Period Realized Losses                                                0.00
        Group 5 Current Period Realized Losses                                                0.00

Fraud Loss Limit                                                                     30,773,196.61
Bankruptcy Loss Loss Limit                                                              534,345.22
Special Hazard Loss Loss Limit                                                       19,417,331.25

Bankruptcy Losses                                                                             0.00
        Group 1 Bankruptcy Losses                                                             0.00
        Group 2 Bankruptcy Losses                                                             0.00
        Group 3 Bankruptcy Losses                                                             0.00
        Group 4 Bankruptcy Losses                                                             0.00
        Group 5 Bankruptcy Losses                                                             0.00

Fraud Losses                                                                                  0.00
        Group 1 Fraud Losses                                                                  0.00
        Group 2 Fraud Losses                                                                  0.00
        Group 3 Fraud Losses                                                                  0.00
        Group 4 Fraud Losses                                                                  0.00
        Group 5 Fraud Losses                                                                  0.00

Special Hazard Losses                                                                         0.00
        Group 1 Special Hazard Losses                                                         0.00
        Group 2 Special Hazard Losses                                                         0.00
        Group 3 Special Hazard Losses                                                         0.00
        Group 4 Special Hazard Losses                                                         0.00
        Group 5 Special Hazard Losses                                                         0.00

Servicing Fees                                                                          318,999.22
Master Servicing Fee (including Retained Interest)                                        5,808.10
Trustee Fees                                                                                854.95
Class ia1 Insurance Premium                                                               8,805.80

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-15A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group 1
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 0                    0.00                  0.00 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                Total                   0                    0.00                  0.00 %

                Group 2
                ------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 2            1,288,583.36                  0.28 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                Total                   2            1,288,583.36                  0.28 %

                 Group 3
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 0                    0.00                  0.00 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                Total                   0                    0.00                  0.00 %

                Group 4
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 0                    0.00                  0.00 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                Total                   0                    0.00                  0.00 %

                 Group 5
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 1              500,000.00                  0.20 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                 Total                  1              500,000.00                  0.20 %

                 Group Totals
                -------------------------
                Category                Number          Principal Balance      Percentage
                1 Month                 3            1,788,583.36                  0.18 %
                2 Month                 0                    0.00                  0.00 %
                3 Month                 0                    0.00                  0.00 %
                 Total                  3            1,788,583.36                  0.18 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                Group 1
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %

                                Group 2
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 3
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 4
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                                Group 5
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %
                             Group Totals
                -------------------------
                 Number                Principal Balance      Percentage
                   0                      0.00                 0.00 %



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